                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: December 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO OWNER TRUST 1998-B
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                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


         United States                  333-36939               22-2382028
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


802 Delaware Avenue, Wilmington, Delaware                     19801
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (302) 575-5033
                                                      --------------

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-B is the issuer of four outstanding classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of April 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On December 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits       Description
             --------       -----------

             20.1 Monthly Statement to Certificateholders with respect to the December 15, 2000 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 26, 2000

                                              By: THE CHASE MANHATTAN BANK,
                                              USA, NATIONAL ASSOCIATION
                                              as Servicer


                                              By: /s/ Patricia Garvey
                                              -------------------------
                                              Name: Patricia Garvey
                                              Title: Vice President

                    INDEX TO EXHIBITS
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Exhibit No.         Description
-----------         -----------
20.1                Statement to Certificateholders dated December 15, 2000
                    delivered pursuant to Section 5.8 of the Sale and Servicing
                    Agreement dated as of April 1, 1998.